Segment Reporting	12 Months Ended
Dec. 31, 2019
Segment Reporting [Abstract]
Segment Reporting

16. Segment Reporting

The Company conducts its operations through a single operating segment and, therefore, one reportable segment. Operating segments are revenue-generating components of a company for which separate financial information is internally produced for regular use by the Chief Operating Decision Maker (“CODM”) to allocate resources and assess the performance of the business. Our CODM uses a variety of measures to assess the performance of the business; however, detailed profitability information of the nature that could be used to allocate resources and assess the performance of the business are managed and reviewed for the Company as a whole.

There are no significant concentrations by state or geographical location, nor are there any significant individual customer concentrations by balance.